                                    IVY FUNDS                   (IVY FUNDS LOGO)
                       SUPPLEMENT DATED NOVEMBER 20, 2001
                       TO PROSPECTUS DATED APRIL 30, 2001


On page 36, the first paragraph in the portfolio management section for Ivy Developing Markets Fund, Ivy International Fund, Ivy International Value Fund and Ivy Pacific Opportunities Fund is replaced with:

"Moira McLachlan, a Vice President at Ivy Management, Inc., is the lead manager for the Funds, supported by IMI's international equities team. Ms. McLachlan joined IMI in 1995 and has six years of professional investment experience. She holds a master's degree in international business, a bachelor of science degree in multinational business operations and a bachelor of arts degree in Spanish literature. A Chartered Financial Analyst, Ms. McLachlan is fluent in Spanish and Portuguese and has corporate experience working in Brazil, Spain and the United Kingdom."

Under Ivy Global Fund on page 36, the first paragraph is replaced with:

"The Fund's portfolio is divided into two different segments, which are managed by a team of professionals and headed by the following individuals: Moira McLachlan, a Vice President at Ivy Management, Inc., supported by IMI's international equities team (comprised of portfolio managers and analysts)."

The second, third and fourth paragraphs of Ivy Global Fund on page 36 remain the same.

Ivy Management, Inc. the business manager and investment adviser for Ivy European Opportunities Fund (the "Investment Manager"), has contractually agreed to waive 12% of the 1.00% fee that it is entitled to receive from the Fund for the one-year period from November 1, 2001 through October 31, 2002. Accordingly, the "Annual Fund Operating Expenses" and "Example" tables on page 6 relating to Ivy European Opportunities Fund are restated in their entirety to reflect the fee waiver as follows:

IVY EUROPEAN OPPORTUNITIES FUND
ANNUAL FUND OPERATING EXPENSES
expenses that are deducted from Fund assets

                         Class A           Class B             Class C            Class I            Advisor
-------------------------------------------------------------------------------------------------------------------
Management fees (3)       1.00%             1.00%               1.00%              1.00%              1.00%

Distribution and / or
Service (12b-1) fees      0.25%             1.00%              1.00%               NONE               NONE

Other expenses            0.58%             0.59%              0.58%               0.54%              0.55%

Total annual Fund
Operating expenses        1.83%             2.59%              2.58%               1.54%              1.55%

Fees waived (4)           0.12%             0.12%              0.12%               0.12%              0.12%

Net Fund operating
expenses                  1.71%             2.47%              2.46%               1.42%              1.43%

(3) Management fees are reduced to 0.85% for net assets over $250 million, and reduced to 0.75% on net assets over $500 million.

(4) The Fund's Investment Manager has contractually agreed to waive 12% of the 1.00% fee that it is entitled to receive from the Fund for the one-year period from November 1, 2001 through October 31, 2002.

EXAMPLE

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods (with additional information shown for Class B and Class C shares based on the assumption that you do not redeem your shares at that time). The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be as follows:


-----------------------------------------------------------------------------------------------------------------------
                                               (no redemption)                 (no redemption)
   Year              Class A        Class B        Class B         Class C         Class C       Class I        Advisor
-----------------------------------------------------------------------------------------------------------------------
   1st               $ 739          $ 750          $ 250           $ 349           $ 249         $ 145          $ 146
-----------------------------------------------------------------------------------------------------------------------
   3rd               1,117          1,105            805             802             802           486            490
-----------------------------------------------------------------------------------------------------------------------
   5th               1,508          1,575          1,375           1,370           1,370           839            845
-----------------------------------------------------------------------------------------------------------------------
   10th              2,599          2,740          2,740           2,915           2,915         1,834          1,845
-----------------------------------------------------------------------------------------------------------------------

The address for the "Distributor", "Investment Manager" and "Investment Advisor" on the inside front cover, page 35 and back cover should be replaced as follows:

DISTRIBUTOR
Ivy Mackenzie Distributors, Inc.
925 South Federal Highway, Suite 600
Boca Raton, FL   33432
800.456.5111

INVESTMENT MANAGER
Ivy Management, Inc.
925 South Federal Highway, Suite 600
Boca Raton, FL   33432
800.456.5111
www.ivyfunds.com
e-mail: acctinfo@ivyfunds.com

INVESTMENT ADVISOR
Ivy Management, Inc.
925 South Federal Highway, Suite 600
Boca Raton, FL   33432
800.456.5111